UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 9, 2016
(Date of earliest event reported)

CSAIL 2016-C5 Commercial Mortgage Trust

(Exact name of issuing entity)

Column Financial, Inc.

Rialto Mortgage Finance, LLC
The Bank of New York Mellon
Silverpeak Real Estate Finance LLC

Jefferies LoanCore LLC

(Exact name of sponsor as specified in its charter)

Credit Suisse Commercial Mortgage Securities Corp.

(Exact name of registrant as specified in its charter)

Delaware	333- 207361-01	47-5115713
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11 Madison Avenue
New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 325-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events.

On February 9, 2016, Credit Suisse Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance of the CSAIL 2016-C5 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-C5 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2016 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Credit Suisse Commercial Mortgage Securities Corp., as depositor (the “Registrant”), KeyBank National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (the “Public Certificates”), having an aggregate initial principal amount of $817,027,000, were sold to Credit Suisse Securities (USA) LLC (“Credit Suisse”), Mischler Financial Group, Inc. (“Mischler”), Jefferies LLC (“Jefferies”) and Drexel Hamilton, LLC (“Drexel” and, collectively with Credit Suisse, Mischler and Jefferies, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated January 26, 2016, among the Registrant, Credit Suisse, Mischler, Jefferies, Drexel and Column Financial, Inc. In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report. Additionally, the Chief Executive Officer of the Depositor has provided the certification attached hereto as Exhibit 36.1 and dated as of January 28, 2016.

On February 9, 2016, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $817,027,000. The net proceeds of the offering to the Registrant of the issuance of the certificates, after deducting expenses payable by the Registrant of approximately $7,533,000, were approximately $809,494,000. Of the expenses paid by the Registrant, approximately $1,000,970 were paid directly to affiliates of the Registrant. Of the expenses paid by the Registrant, $988,920 in the form of fees were paid to the Underwriters, $205,000 were paid to or for the Underwriters and $6,339,080 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333- 207361) was originally declared effective on December 15, 2015.

On February 9, 2016, the Registrant sold the Class X-D, Class X-E, Class X-F, Class X-NR, Class D, Class E, Class F, Class NR and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $119,393,933, to Credit Suisse (the “Initial Purchaser”), pursuant to a Certificate Purchase Agreement, dated January 26, 2016, among the Depositor and Credit Suisse. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Mortgage Loan identified as “GLP Industrial Portfolio A” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a non-serviced whole loan (the “GLP Industrial Portfolio A Whole Loan”) that also includes four (4) other pari passu promissory notes and two (2) other subordinate promissory notes, which are not assets of the Issuing Entity. The GLP Industrial Portfolio A Whole Loan is being serviced and administered pursuant to a trust and servicing agreement, dated as of December 15, 2015, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wells Fargo Bank, National Association, as trustee, an executed version of which is attached as Exhibit 4.4, and the GLP Industrial Portfolio A Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.5.

The Mortgage Loan identified as “FedEx Brooklyn” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a serviced whole loan (the “FedEx Brooklyn Whole Loan”) that also includes one (1) other pari passu promissory note, which is not an asset of the Issuing Entity. The FedEx Brooklyn Whole Loan is being serviced and administered pursuant to the Pooling and Servicing Agreement, an executed version of which is attached as Exhibit 4.1, and the FedEx Brooklyn Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.8.

The Mortgage Loan identified as “Starwood Capital Extended Stay Portfolio” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a non-serviced whole loan (the “Starwood Capital Extended Stay Portfolio Whole Loan”) that also includes three (3) other pari passu promissory notes, which are not assets of the Issuing Entity. The Starwood Capital Extended Stay Portfolio Whole Loan is being serviced and administered pursuant to a pooling and servicing agreement, dated as of August 1, 2015, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor, an executed version of which is attached as Exhibit 4.2, and the Starwood Capital Extended Stay Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.6.

The Mortgage Loan identified as “Sheraton Lincoln Harbor Hotel” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a non-serviced whole loan (the “Sheraton Lincoln Harbor Hotel Whole Loan”) that also includes one (1) other pari passu promissory note, which is not an asset of the Issuing Entity. The Sheraton Lincoln Harbor Hotel Whole Loan is being serviced and administered pursuant to a pooling and servicing agreement, dated as of November 1, 2015, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Trimont Real Estate Advisors, LLC, as trust advisor, an executed version of which is attached as Exhibit 4.3, and the Sheraton Lincoln Harbor Hotel Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.7.

The Mortgage Loan identified as “Avalon Apartments” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a serviced whole loan (the “Avalon Apartments Whole Loan”) that also includes one (1) other promissory note, which is not an asset of the Issuing Entity. The Avalon Apartments Whole Loan is being serviced and administered pursuant to the Pooling and Servicing Agreement, an executed version of which is attached as Exhibit 4.1, and the Avalon Apartments Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.9.

The Certificates represent, in the aggregate, the entire beneficial ownership in CSAIL 2016-C5 Commercial Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 59 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 241 commercial, multifamily or manufactured housing community properties. The Mortgage Loans were acquired by the Registrant (i) from Column Financial, Inc. (“Column”) pursuant to a Mortgage Loan Purchase Agreement, dated as of February 1, 2016 and as to which an executed version is attached hereto as Exhibit 99.1, between the Registrant and Column, (ii) from Rialto Mortgage Finance, LLC (“Rialto”) pursuant to a Mortgage Loan Purchase Agreement, dated as of February 1, 2016 and as to which an executed version is attached hereto as Exhibit 99.2, between the Registrant and Rialto, (iii) from The Bank of New York Mellon (“BNY Mellon”) pursuant to a Mortgage Loan Purchase Agreement, dated as of February 1, 2016 and as to which an executed version is attached hereto as Exhibit 99.3, among the Registrant and BNY Mellon, (iv) from Silverpeak Real Estate Finance LLC (“Silverpeak”) pursuant to a Mortgage Loan Purchase Agreement, dated as of February 1, 2016 and as to which an executed version is attached hereto as Exhibit 99.4, between the Registrant and Silverpeak, and (v) from Jefferies LoanCore LLC (“JLC”) pursuant to a Mortgage Loan Purchase Agreement, dated as of February 1, 2016 and as to which an executed version is attached hereto as Exhibit 99.5, between the Registrant and JLC.

The funds used by the Depositor to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Depositor to the Underwriters, pursuant to the Underwriting Agreement, and the Initial Purchaser, pursuant to the Certificate Purchase Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated January 26, 2016, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Credit Suisse Securities (USA) LLC, Mischler Financial Group, Inc., Jefferies LLC, Drexel Hamilton, LLC, as underwriters, and Column Financial, Inc.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of February 1, 2016, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.2	Pooling and Servicing Agreement, dated as of August 1, 2015, by and among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wells Fargo Bank, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor.

Exhibit 4.3	Pooling and Servicing Agreement, dated as of November 1, 2015, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Trimont Real Estate Advisors, LLC, as trust advisor.

Exhibit 4.4	Trust and Servicing Agreement, dated as of December 15, 2015, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wells Fargo Bank, National Association, as trustee.

Exhibit 4.5	Co-Lender Agreement, dated as of December 15, 2015, between Column Financial, Inc., as Initial Note A-1 Holder, Initial Note A-3 Holder and Initial Note B-1 Holder, Morgan Stanley Mortgage Capital Holdings LLC, as Initial Note A-2 Holder and Initial Note B-2 Holder, and Morgan Stanley Bank, N.A., as Initial Note A-4 Holder.

Exhibit 4.6	Co-Lender Agreement, dated as of August 18, 2015, between Column Financial, Inc., as Initial Note A-1-A Holder, Initial Note A-1-B Holder, Initial Note A-2 Holder and Initial Note A-3 Holder.

Exhibit 4.7	Co-Lender Agreement, dated as of October 15, 2015, between Rialto Mortgage Finance, LLC, as Initial Note A-1 Holder and Initial Note A-2 Holder.

Exhibit 4.8	Co-Lender Agreement, dated as of February 9, 2016, between Jefferies LoanCore LLC, as Initial Note A-1 Holder and Initial Note A-2 Holder.

Exhibit 4.9	Co-Lender Agreement, dated as of February 9, 2016, between Rialto Mortgage Finance, LLC, as Initial Senior Note Holder and Initial Junior Note Holder

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated February 9, 2016.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated February 9, 2016 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated January 28, 2016, which such certification is dated January 28, 2016.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of February 1, 2016, between Column Financial, Inc., as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of February 1, 2016, between Rialto Mortgage Finance, LLC, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of February 1, 2016, among The Bank of New York Mellon as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of February 1, 2016, between Silverpeak Real Estate Finance LLC, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of February 1, 2016, between Jefferies LoanCore LLC, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 9, 2016	CREDIT SUISSE COMMERCIAL MORTGAGE SECURITIES CORP.

	By:	/s/ Charles Y. Lee
Name: Charles Y. Lee
Title: President and Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1.1	Underwriting Agreement, dated January 26, 2016, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Credit Suisse Securities (USA) LLC, Mischler Financial Group, Inc., Jefferies LLC, Drexel Hamilton, LLC, as underwriters, and Column Financial, Inc.	(E)

4.1	Pooling and Servicing Agreement, dated as of February 1, 2016, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)

4.2	Pooling and Servicing Agreement, dated as of August 1, 2015, by and among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wells Fargo Bank, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor.	(E)

4.3	Pooling and Servicing Agreement, dated as of November 1, 2015, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Trimont Real Estate Advisors, LLC, as trust advisor.	(E)

4.4	Trust and Servicing Agreement, dated as of December 15, 2015, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wells Fargo Bank, National Association, as trustee.	(E)

4.5	Co-Lender Agreement, dated as of December 15, 2015, between Column Financial, Inc., as Initial Note A-1	(E)

Holder, Initial Note A-3 Holder and Initial Note B-1 Holder, Morgan Stanley Mortgage Capital Holdings LLC, as Initial Note A-2 Holder and Initial Note B-2 Holder, and Morgan Stanley Bank, N.A., as Initial Note A-4 Holder.

4.6	Co-Lender Agreement, dated as of August 18, 2015, between Column Financial, Inc., as Initial Note A-1-A Holder, Initial Note A-1-B Holder, Initial Note A-2 Holder and Initial Note A-3 Holder.	(E)

4.7	Co-Lender Agreement, dated as of October 15, 2015, between Rialto Mortgage Finance, LLC, as Initial Note A-1 Holder and Initial Note A-2 Holder.	(E)

4.8	Co-Lender Agreement, dated as of February 9, 2016, between Jefferies LoanCore LLC, as Initial Note A-1 Holder and Initial Note A-2 Holder	(E)

4.9	Co-Lender Agreement, dated as of February 9, 2016, between Rialto Mortgage Finance, LLC, as Initial Senior Note Holder and Initial Junior Note Holder	(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated February 9, 2016.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated February 9, 2016 (included as part of Exhibit 5).	(E)

23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated January 28, 2016, which such certification is dated January 28, 2016.	(E)

99.1	Mortgage Loan Purchase Agreement, dated as of February 1, 2016, between Column Financial, Inc., as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.	(E)

99.2	Mortgage Loan Purchase Agreement, dated as of February 1, 2016, between Rialto Mortgage Finance, LLC, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.	(E)

99.3	Mortgage Loan Purchase Agreement, dated as of February 1, 2016, among The Bank of New York Mellon, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.	(E)

99.4	Mortgage Loan Purchase Agreement, dated as of February 1, 2016, between Silverpeak Real Estate	(E)

Finance LLC, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.

99.5	Mortgage Loan Purchase Agreement, dated as of February 1, 2016, between Jefferies LoanCore LLC, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.	(E)